FAS2 P-1 03/10


                         SUPPLEMENT DATED MARCH 9, 2010
                              TO THE PROSPECTUS OF
                               FRANKLIN TEMPLETON
                              FUND ALLOCATOR SERIES
              (FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION FUND
                 FRANKLIN TEMPLETON COREFOLIO ALLOCATION FUND
               FRANKLIN TEMPLETON PERSPECTIVES ALLOCATION FUND)
                                DATED MAY 1, 2009

The Board of Trustees recently approved a proposal to reorganize Franklin Templeton Perspectives Allocation Fund (the "Perspectives Fund") with and into Franklin Templeton Corefolio Allocation Fund (the "Corefolio Fund"), each a series of Franklin Templeton Fund Allocator Series.

The Funds have generally similar investment goals, strategies and risks. The most significant difference between the Funds currently is the difference in one of the underlying Franklin Templeton funds (the "underlying funds"):
Perspectives Fund invests in Franklin Flex Cap Growth Fund ("Franklin Flex Cap Fund"), while Corefolio Fund invests in Franklin Growth Fund. Both Funds invest in Mutual Shares Fund and Templeton Growth Fund. However, the Board of Trustees has also approved a change in the Corefolio Fund's investments in underlying funds to provide for an equal allocation to each of Franklin Flex Cap Fund, Franklin Growth Fund, Mutual Shares Fund and Templeton Growth Fund. This change in the Corefolio Fund's allocation is expected to be completed in June 2010 prior the reorganization of the Perspectives Fund.

It is anticipated that, during the second quarter of 2010, shareholders of the Perspectives Fund will receive an Information Statement detailing the reasons for, and other matters relating to, the reorganization. The reorganization does not require the approval of shareholders. The reorganization is currently expected to be completed in June 2010.

At the close of market on March 19, 2010, the Perspectives Fund is closed to new investments, with limited exceptions. After the closure date, additional purchases may be made by: (1) Employee Sponsored Retirement Plans with participant accounts invested in the Perspectives Fund on March 19, 2010; and
(2) existing shareholders. Employer Sponsored Retirement Plans invested in the Perspectives Fund on March 19, 2010 may open new accounts in the Perspectives Fund and invest on behalf of new participants in those retirement plans. The Perspectives Fund will not accept any additional purchases within one week of the reorganization date. The Perspectives Fund reserves the right to change this policy at any time.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.